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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) September 26, 1996




                          ALLIANCE CAPITAL MANAGEMENT L.P.
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                (Exact name of registrant as specified in its charter)


           Delaware                       1-9818               13-3434400
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(State or other jurisdiction of         (Commission        I.R.S. Employer
 incorporation or organization)         File Number)       Identification
                                                           Number)


         1345 Avenue of the Americas, New York, New York          10105
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    (Address of principal executive offices)               (Zip Code)


                           212-969-1000
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            (Registrant's telephone number including area code)

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Item 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

Item 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

Item 5.  OTHER EVENTS

         On July 25, 1995 a Consolidated and Supplemental Class Action Complaint ("Complaint") entitled IN RE ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. SECURITIES LITIGATION was filed in the United States District Court for the Southern District of New York against the Alliance North American Government Income Trust, Inc. ("Fund"), Alliance Capital Management L.P. ("Partnership") and certain other defendants affiliated with the Partnership alleging violations of federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint sought certification of a plaintiff class of all persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994. While the Complaint sought an unspecified amount of damages, costs, attorneys' fees and punitive damages, it contains an allegation that the Fund's losses exceeded $750 million.

         The principal allegations of the Complaint are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment policies and objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders.

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                                        - 2 -

         On September 26, 1996 the Court granted the defendants' motion to dismiss as to all counts of the Complaint. Plaintiffs have until October 26, 1996 to file either a notice of appeal or a motion with the Court for permission to file further amendments to the Complaint.

         The Partnership believes that the allegations in the Complaint are without merit. While the ultimate outcome of this litigation cannot be determined at this time, management of the Partnership does not expect that this action will have a material adverse effect on the Partnership's results of operations or financial position.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Businesses Acquired

              None.

         (b)  Pro Forma Financial Information

              None.

         (c)  Exhibits

              None.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             ALLIANCE CAPITAL MANAGEMENT L.P.

Dated:  October 7, 1996      By:  Alliance Capital Management Corporation,
                                  General Partner


                             By:  /s/ John D. Carifa
                                  ----------------------------
                                  John D. Carifa
                                  President